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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 1999 included in The Vantive Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



                                        /s/ Arthur Andersen LLP
                                        ----------------------------------------
                                        ARTHUR ANDERSEN LLP




San Jose, California
April 22, 1999